Exhibit 99.3

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Fourth Fiscal Quarter 2015
Earnings summary
August 12, 2015

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SAFE HARBOR
Use of Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements include information, among other things, concerning: our possible or assumed future results of operations; future demands for solar energy solutions; business strategies; technology developments; financing and investment plans; dividend policy; competitive position; industry and regulatory environment; general economic conditions; potential growth opportunities; and the effects of competition.
Forward-looking statements are only predictions based on our current expectations and are inherently subject to risks and uncertainties. They should not be considered guarantees of future results, which could differ materially from the results set forth in, contemplated by, or underlying this presentation.
Factors that could cause actual results to differ materially from our expectations are described in the reports filed by SolarEdge with the Securities and
Exchange Commission and we encourage you to review our filings carefully, especially the sections entitled “Risk Factors” in our Registration Statement on
Form S-1 (including the related prospectus).
SolarEdge undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in its expectations.
This presentation describes non-GAAP net income and non-GAAP net diluted earnings per share, which are not measures prepared in accordance with U.S.
GAAP (i.e. "Non-GAAP" measures). The Non-GAAP measures are presented in this presentation as we believe that they provide investors with a means of evaluating and understanding how SolarEdge’s management evaluates the company’s operating performance. These Non-GAAP measures should not be considered in isolation from, as substitutes for, or superior to financial measures prepared in accordance with U.S. GAAP.

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KEY OPERATING METRICS
$$$
1,138K optimizers
shipped
44K inverters
shipped
284 Megawatts
shipped
$98.4M revenues

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FISCAL FOURTH QUARTER HIGHLIGHTS
Financial highlights for quarter
   Record revenue of $98.4 million, up 13.9% QoQ; 120.8% YoY
   GAAP gross margin of 28.7%
   GAAP net income of $9.3 million
   Non-GAAP net income of $13.8 million
   Cash generated from operations $15.7 million
Business highlights for quarter
  ASP slightly above plan, despite price pressure
  Continued to increase manufacturing capacity
  284 Megawatts AC inverters shipped
  1,138K optimizers and 44K inverters shipped

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YEAR OVER YEAR HIGHLIGHTS
Financial highlights for FY 2015
  Annual revenues of $325.1 million, YoY growth of 144.0%
  GAAP gross margin of 25.2%
  GAAP net income of $21.1 million
  Non-GAAP net income of $29.4 million
Business highlights for FY 2015
  920 Megawatts AC inverters shipped
   3,534K optimizers and 150K inverters shipped
   Significant increase in U.S. and European market share
  Successful IPO

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NOTEWORTHY
  Continue growth in commercial markets in the U.S. and rest of world
  Launch of three phase 25-33kW inverters enables broader entry into large commercial markets
  SolarEdge-Tesla collaboration progresses; Tesla-ready products expected to arrive in market by fourth calendar quarter 2015
  First automated assembly center installed in Hungary

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FINANCIAL RESULTS
USD in millions*	FYQ4 '15	FYQ3 '15	FYQ4 '14
Revenues	98.4	86.4	44.6
Gross margin	28.7%	27.4%	19.6%
Operating expenses	16.4	13.9	11.2
Operating income (loss)	11.9	9.8	-2.4
Net income (loss)	9.3	6.0	-3.0
Net diluted earnings per share	0.21	0.01	-1.08
*with the exception of gross margin and per share data

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NON-GAAP FINANCIAL RESULTS
*with the exception of gross margin and per share data
USD in millions*	FYQ4 '15	FYQ3 '15	FYQ4 '14
Revenues	98.4	86.4	44.6
Gross margin	28.9%	27.6%	19.6%
Operating expenses	15.4	13.1	10.9
Operating income (loss)	13.1	10.8	-2.1
Net income (loss)	13.8	8.7	-2.8
Net diluted Earnings Per Share	0.31	0.20	-0.10

100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
FYQ'4 14
FYQ1 '15
FYQ2 '15
FYQ3 '15
FYQ4 '15

solaredge

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REVENUE GROWTH
120.8%
USD millions

1,200
1,000
800
600
400
200
-
FYQ4 '13
FYQ1 '14
FYQ2 '14
FYQ3 '14
FYQ4 '14
FYQ1 '15
FYQ2 '15
FYQ3 '15
FYQ4 '15

45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
FYQ4 '13
FYQ1 '14
FYQ2 '14
FYQ3 '14
FYQ4 '14
FYQ1 '15
FYQ2 '15
FYQ3 '15
FYQ4' 15

solaredge

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UNITS SHIPPED
Optimizers shipped
Inverter shipped
K units
Units

29.0%
27.0%
25.0%
23.0%
21.0%
19.0%
17.0%
15.0%
19.6%
20.9%
21.5%
27.4%
28.7%
FYQ4 '14
FYQ1 '15
FYQ2 '15
FYQ3 '15
FYQ4 '15

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GROSS MARGINS

30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2.6%
12.2%
10.3%
1.7%
8.2%
7.6%
1.5%
7.7%
6.5%
2.3%
7.4%
6.4%
2.3%
7.6%
6.8%
FYQ4 '14
FYQ1 '15
FYQ2 '15
FYQ3 '15
FYQ4 '15
G&A
S&M
R&D

solaredge

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OPERATING EXPENSES
25.0%
17.4%
15.8%
16.1%*
* 15.4% excluding IPO related expenses
16.7%

NET INCOME

GAAP

14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
-2,000
-4,000
FYQ4 '14
FYQ1 '15
FYQ2 '15
FYQ3 '15
FYQ4 '15

Non-GAAP

14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
-2,000
-4,000
FYQ4 '14
FYQ1 '15
FYQ2 '15
FYQ3 '15
FYQ4 '15

solaredge

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USD thousands
USD thousands

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BALANCE SHEET & CASH FLOW
*FYQ4 ‘15 and FYQ3 ‘15 includes $0.7M and $3.5M related to leasehold improvements, respectively
USD in millions	FYQ4 '15	FYQ3 '15	FYQ4 '14
Cash and investments	148.4	138.8	11.4
Inventory	74.0	64.5	25.5
Capital Expenditures*	3.5	5.1	0.7
Total Debt	-	-	20.2
Cash Flow From Operations	15.7	-13.0	-5.0

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FISCAL FIRST QUARTER OUTLOOK
   Revenues to be within the range of $108-112 million
   Gross margin to be within the range of 27-29%

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Appendix

Reconciliation of Non-GAAP Financial Measures

	Reconciliation of GAAP to Non-GAAP Gross Profit		
	FYQ4 '15	**FYQ3 '15**	**FYQ4 '14**
Gross profit (GAAP)	28,271	23,701	8,724
Stock-based compensation	188	140	28
Gross profit (Non-GAAP)	28,459	23,841	8,752
	Reconciliation of GAAP to Non-GAAP Gross Margin		
	FYQ4 '15	**FYQ3 '15**	**FYQ4 '14**
Gross margin (GAAP)	28.7%	27.4%	19.6%
Stock-based compensation	0.2%	0.2%	0.1%
Gross margin (Non-GAAP)	28.9%	27.6%	19.6%
	Reconciliation of GAAP to Non-GAAP Operating expenses		
	FYQ4 '15	**FYQ3 '15**	**FYQ4 '14**
Operating expenses (GAAP)	16,398	13,902	11,164
Stock-based compensation R&D	184	183	110
Stock-based compensation S&M	263	292	82
Stock-based compensation G&A	569	355	71
Operating expenses (Non-GAAP)	15,382	13,072	10,901

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RECONCILIATION OF GAAP TO NON-GAAP

Reconciliation of GAAP to Non-GAAP Operating income (loss)		
	FYQ4 '15	FYQ3 '15	FYQ4 '14
Operating income (loss) (GAAP)	11,873	9,799	(2,440)
Stock-based compensation	1,204	970	291
Operating income (loss) (Non-GAAP)	13,077	10,769	(2,149)

	Reconciliation of GAAP to Non-GAAP Finance expenses		
	FYQ4 '15	FYQ3 '15	FYQ4 '14
Finance expenses (GAAP)	1,699	3,436	470
Warrants remeasurement	3,285	1,800	(8)
Finance expenses (Non-GAAP)	(1,586)	1,636	478

	Reconciliation of GAAP to Non-GAAP Net income (loss)		
	FYQ4 '15	FYQ3 '15	FYQ4 '14
Net income (loss) (GAAP)	9,261	5,965	(3,042)
Stock-based compensation	1,204	970	291
Warrants remeasurement	3,285	1,800	(8)
Net income (loss) (Non-GAAP)	13,750	8,735	(2,759)

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RECONCILIATION OF GAAP TO NON-GAAP

RECONCILIATION OF GAAP TO NON-GAAP

	Reconciliation of GAAP to Non-GAAP Net basic EPS		
	FYQ4 '15	FYQ3 '15	FYQ4 '14
Net basic earnings (loss) per share (GAAP)	0.24	0.01	(1.08)
Stock-based compensation	0.03	0.03	0.01
Warrants remeasurement	0.08	0.04	----
Additional shares giving effect to IPO and conversion of preferred stock at the beginning of the periods	----	0.14	0.97
Net basic earnings (loss) per share (Non-GAAP)	0.35	0.22	(0.10)

	Reconciliation of GAAP to Non-GAAP No. of shares used in net basic EPS		
	FYQ4 '15	FYQ3 '15	FYQ4 '14
Number of shares used in computing net basic earnings (loss) per share (GAAP)	39,160,372	2,822,893	2,809,950
Additional shares giving effect to IPO and conversion of preferred stock at the beginning of the periods	----	36,297,931	24,442,902
Number of shares used in computing net basic earnings (loss) per share (Non-GAAP)	39,160,372	39,120,824	27,252,852

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Reconciliation of GAAP to Non-GAAP Net diluted EPS		
	FYQ4 '15	FYQ3 '15	FYQ4 '14
Net diluted earnings (loss) per share (GAAP)	0.21	0.01	(1.08)
Stock-based compensation	0.02	0.02	0.01
Warrants remeasurement	0.08	0.04	----
Additional shares giving effect to IPO and conversion of preferred stock at the beginning of the periods	----	0.13	0.97
Net diluted earnings (loss) per share (Non-GAAP)	0.31	0.20	(0.10)

	Reconciliation of GAAP to Non-GAAP No. of shares used in net diluted EPS		
	FYQ4 '15	FYQ3 '15	FYQ4 '14
Number of shares used in computing net diluted earnings (loss) per share (GAAP)	44,473,080	7,099,046	2,809,950
Stock-based compensation	319,840	647,474	
Warrants remeasurement	126,634	103,777	
Additional shares giving effect to IPO and conversion of preferred stock at the beginning of the periods	----	36,297,931	24,442,902
Number of shares used in computing net diluted earnings (loss) per share (Non-GAAP)	44,919,554	44,148,228	27,252,852

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RECONCILIATION OF GAAP TO NON-GAAP

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